Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is dated as of June 4, 2008 but effective as of May 30, 2008 (the “First Amendment Effective Date”) between THE FINISH LINE, INC., THE FINISH LINE USA, INC., THE FINISH LINE DISTRIBUTION, INC. and FINISH LINE TRANSPORTATION CO., INC., (collectively, the “Borrowers”), the institutions from time to time parties hereto as Lenders, NATIONAL CITY BANK, a national banking association, in its capacity as agent for the Lenders hereunder, as successor by merger to National City Bank of Indiana (“Agent”), and SPIKE’S HOLDING, LLC and THE FINISH LINE MAN ALIVE, INC.(collectively, “Guarantors”).

Recitals

1. Borrowers, the Lenders and the Agent are parties to that certain Credit Agreement, dated February 25, 2005 (as the same may be amended and/or restated from time to time, the “Credit Agreement”).

2. Borrowers have requested that the Lenders amend and modify the Credit Agreement to, among other things, amend the definition of Change of Control.

3. Subject to the terms and conditions stated in this First Amendment, the Lenders, the Agent and Borrowers are willing to modify and amend the Credit Agreement, as provided in this First Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the Lenders, the Agent and Borrowers agree as follows:

1. Definitions. Except as otherwise expressly stated in this First Amendment, all terms used in the Recitals and in this First Amendment that are defined in the Credit Agreement, and that are not otherwise defined herein, shall have the same meanings in this First Amendment as are ascribed to them in the Credit Agreement.

2. Amendments.

(a) New Definitions. Section 1.1 is amended as of the First Amendment Effective Date to add the following new defined terms:

“First Amendment” shall mean the First Amendment to Credit Agreement, effective as of the First Amendment Effective Date, between Borrowers, Guarantors, the Lenders and the Agent.

“First Amendment Effective Date” shall mean May 30, 2008.

(b) Amended Definitions. The following definition set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety as of the First Amendment Effective Date to read as follows:

“Change of Control” means an event or series of events by which:

(a) after the First Amendment Effective Date, any person or group, other than a group, the majority of whose shares are comprised of existing Class B share owners or their affiliates, acquires ownership, directly or indirectly, beneficially or of record (all within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Capital Stock representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of The Finish Line, Inc.; or

(b) during any period of twelve (12) consecutive calendar months, individuals: (i) who were directors of the Parent on the first day of such period, or (ii) whose election or nomination for election to the board of directors of the Parent was nominated, recommended or approved by at least a majority of the directors then still in office who were directors of the Parent on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the board of directors of the Parent; or

(c) Parent consolidates with or merges into another corporation or conveys, transfers or leases all or substantially all of its property to any Person, or any corporation consolidates with or merges into the Parent, in either event pursuant to a transaction in which the outstanding Capital Stock of the Parent is reclassified or changed into or exchanged for cash, securities or other property; provided, however, that the consummation of any transaction permitted by Section 7.3(I) hereof shall not constitute a Change of Control hereunder; or

(d) Parent ceases to own and control, directly or indirectly, fifty-one percent (51%) or more combined voting power (on a fully diluted basis) of any other Borrower’s Capital Stock ordinarily having the right to vote at an election of directors.

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3. Borrowers’ Representations and Warranties. Borrowers represent and warrant to the Lenders and the Agent as follows:

(a) The execution, delivery and performance of this First Amendment and all agreements and documents delivered pursuant hereto by Borrowers have been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to Borrowers, or their articles of organization, operating agreement, articles of incorporation or bylaws, as applicable, or result in a breach of or constitute a default under any material agreement, lease or instrument to which any Borrower is a party or by which it or any of its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by Borrowers of this First Amendment and all agreements and documents delivered pursuant hereto; and (iii) this First Amendment and all agreements and documents delivered pursuant hereto by each Borrower are the legal, valid and binding obligations of each Borrower, as a signatory thereto, and enforceable against each Borrower in accordance with the terms thereof.

(b) After giving effect to the amendments contained in this First Amendment, the representations and warranties contained in Article VI of the Credit Agreement are true and correct on and as of the First Amendment Effective Date with the same force and effect as if made on and as of the First Amendment Effective Date, except that the representation in Section 6.4 of the Credit Agreement shall be deemed to refer to the financial statements of the Borrowers most recently delivered to the Lenders and the Agent prior to the First Amendment Effective Date.

(c) No Event of Default has occurred and is continuing or will exist under the Credit Agreement as of the First Amendment Effective Date.

4. Consent and Representations of the Guarantors.

(a) Each of the undersigned Guarantors, by such Guarantor’s execution of this First Amendment, expressly consents to the execution, delivery and performance by the Borrowers of this First Amendment and each of the other documents, instruments and agreements to be executed pursuant hereto, and agrees that neither the provisions of this First Amendment nor any action taken or not taken in accordance with the terms of this First Amendment shall constitute a termination, extinguishment, release or discharge of any of such Guarantor’s obligations under the Guaranty to which such Guarantor is a signatory or provide a defense, set-off, or counterclaim to such Guarantor with respect to any of such Guarantor’s obligations under such Guaranty or any other Loan Documents. Each of the undersigned Guarantors affirms to the Lenders and the Agent that the Guaranty to which such Guarantor is a signatory is in full force and effect, is a valid and binding obligation of such Guarantor and, subject to the limitations stated in such Guarantor’s Guaranty, continues to secure and support the Obligations, the payment of which is guaranteed by such Guarantor thereunder.

(b) The request for and the grant of the confirmations, consents and waivers given herein shall not establish a course of conduct or dealing between the Lenders and/or the Agent and the Guarantors and shall not impose any obligation on the Lenders or the Agent to consult with, notify or obtain the consent of the Guarantors in the future if the financial accommodations provided by the Lenders and the Agent to the Borrowers should be revised, amended or increased.

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5. Conditions. The obligation of the Lenders and the Agent to execute and to perform this First Amendment shall be subject to full satisfaction of the following conditions precedent on or before the First Amendment Effective Date:

(a) There shall exist no Event of Default.

(b) Copies, certified as of the First Amendment Effective Date, of such corporate documents or resolutions of Borrowers as the Lenders or the Agent may request evidencing necessary corporate action by Borrowers with respect to this First Amendment and all other agreements or documents delivered pursuant hereto as the Lenders and Agent may request.

(c) All liens in favor of the Lenders and the Agent shall be in full force and effect with the required first priority.

(d) This First Amendment shall have been duly executed and delivered by Borrowers and Guarantors to the Lenders and the Agent.

(e) The Lenders and the Agent shall have received such additional agreements, documents and certifications, fully executed by Borrowers, as may be reasonably requested by the Lenders or the Agent.

6. Fees. Upon demand, Borrowers shall immediately pay all costs and expenses incurred by the Lenders and the Agent in connection with the negotiation, preparation and closing of this First Amendment and the other documents and agreements delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of Baker & Daniels LLP, special counsel to the Agent.

7. Waiver of Defenses and Claims. In consideration of the financial accommodations provided to Borrowers by the Lenders and the Agent as contemplated by this First Amendment, Borrowers and Guarantors hereby, jointly and severally, waive, release, and forever discharge the Lenders and the Agent from and against any and all rights, claims or causes of actions of Borrowers or Guarantors against the Lenders or the Agents arising from the Lenders’ and the Agent’s actions or inactions with respect to the Loan Documents or any security interest, lien or collateral in connection therewith as well as any and all rights of set off, defenses, claims, causes of action and any other bar to the enforcement of the Loan Documents which exist as of the First Amendment Effective Date.

8. Binding on Successors and Assigns. All of the terms and provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

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9. Governing Law/Entire Agreement/Survival/Miscellaneous. This First Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to the choice or conflicts of laws principles of any other jurisdiction. This First Amendment constitutes and expresses the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this First Amendment shall survive the execution and delivery of this First Amendment, and shall not be affected by any investigation made by any person. The Credit Agreement, as amended hereby, remains in full force and effect in accordance with its terms and provisions.

10. Amendment of Other Loan Documents. All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as modified and amended by this First Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time. The other Loan Documents are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the Credit Agreement, as modified by this First Amendment. Except as otherwise expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents, as modified and amended by this First Amendment, remain in full force and effect, and fully binding on the parties thereto and their respective successors and assigns.

11. Further Assurances. The parties shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of any other party to carry out the provisions and purposes of this First Amendment.

12. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. In the event any party executes and delivers this First Amendment via facsimile, such party hereby agrees that for the purposes of enforcement and all applicable statutes, laws and rules, including, without limitation, the Uniform Commercial Code, rules of evidence and statutes of fraud: (i) the facsimile signature of such party shall constitute a binding signature of such party as a symbol and mark executed and adopted by such party with a present intention to authenticate this First Amendment; (ii) the facsimile of this First Amendment shall constitute a writing signed by such party; and (iii) the facsimile of this First Amendment shall constitute an original of and best evidence of this First Amendment.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective authorized signatories.

THE FINISH LINE, INC., as a Borrower and as Borrower Representative

By:	/s/ Gary D. Cohen
Name:	Gary D. Cohen
Title:	Executive Vice President, General Counsel and Secretary

Address:	3308 North Mitthoeffer Road
Indianapolis, Indiana 46235

Attention:
Telephone No.:
Facsimile No.:

THE FINISH LINE USA, INC., as a Borrower

By:	/s/ Gary D. Cohen
Name:	Gary D. Cohen
Title:	Executive Vice President, General Counsel and Secretary

Address:	3308 North Mitthoeffer Road
Indianapolis, Indiana 46235

Attention:
Telephone No.:
Facsimile No.:

FINISH LINE TRANSPORTATION CO., INC., as a Borrower

By:	/s/ Gary D. Cohen
Name:	Gary D. Cohen
Title:	Executive Vice President, General Counsel and Secretary

Address:	3308 North Mitthoeffer Road
Indianapolis, Indiana 46235

Attention:
Telephone No.:
Facsimile No.:

THE FINISH LINE DISTRIBUTION, INC., as a Borrower

By:	/s/ Gary D. Cohen
Name:	Gary D. Cohen
Title:	Executive Vice President, General Counsel and Secretary

Address:	3308 North Mitthoeffer Road
Indianapolis, Indiana 46235

Attention:
Telephone No.:
Facsimile No.:

SPIKE’S HOLDING, LLC, as a Guarantor

By:	/s/ Linda Disher
Name:	Linda Disher
Title:	President

Address:

Attention:
Telephone No.:
Facsimile No.:

THE FINISH LINE MAN ALIVE, INC., as a Guarantor

By:	/s/ Gary D. Cohen
Name:	Gary D. Cohen
Title:	Secretary

Address:

Attention:
Telephone No.:
Facsimile No.:

NATIONAL CITY BANK, as Agent, as Arranger, as a Lender, as an Issuing Bank and as the Swing Line Bank

By:	/s/ Christopher A. Susott
Name:	Christopher A. Susott
Title:	Vice President

Address:	One National City Center, Suite 200E Indianapolis, Indiana 46255

Attention:
Telephone No.:
Facsimile No.:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Craig W. McGuire
Name:	Craig W. McGuire
Title:	Senior Vice President

Address:	231 LaSalle Street Chicago, Illinois 60697

Attention:
Telephone No.:
Facsimile No.:

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Phillip McCaulay
Name:	Phillip McCaulay
Title:	Second Vice President

Address:	50 South LaSalle Street Chicago, Illinois 60675

Attention:
Telephone No.:
Facsimile No.:

REGIONS BANK, as a Lender

By:	/s/ Scott A. Dvornik
Name:	Scott A. Dvornik
Title:	Vice President

Address:	One Indiana Square Indianapolis, Indiana 46204

Attention:
Telephone No.:
Facsimile No.:

LASALLE BANK, N.A., as a Lender

By:	/s/ Craig W. McGuire
Name:	Craig W. McGuire
Title:	Senior Vice President

Address:	30 South Meridian Street, Suite 800 Indianapolis, Indiana 46204

Attention:
Telephone No.:
Facsimile No.:

FIFTH THIRD BANK, as a Lender

By:	/s/ David W. O’Neal
Name:	David W. O’Neal
Title:	Vice President

Address:	251 N. Illinois Street Indianapolis, Indiana 46204

Attention:
Telephone No.:
Facsimile No.: